GUARANTY AND SECURITY AGREEMENT

DATED AS OF MARCH 5, 2009

AMONG

WESTELL TECHNOLOGIES, INC.,

WESTELL, INC.,

TELTREND LLC,

CONFERENCE PLUS, INC.

AND

THE OTHER PARTIES HERETO,

as Guarantors and Grantors,

AND

THE PRIVATEBANK AND TRUST COMPANY,

as the Lender

TABLE OF CONTENTS

   Page

SECTION 1. DEFINITIONS.	1
SECTION 2. GUARANTY.	4
SECTION 3. GRANT OF SECURITY INTEREST.	7
SECTION 4. REPRESENTATIONS AND WARRANTIES.	7
SECTION 5. COVENANTS.	9
SECTION 6. REMEDIAL PROVISIONS.	15
SECTION 7. THE LENDER.	20
SECTION 8. MISCELLANEOUS.	21

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GUARANTY AND SECURITY AGREEMENT

THIS GUARANTY AND SECURITY AGREEMENT dated as of March 5, 2009 (this “Agreement”) is entered into among WESTELL TECHNOLOGIES, INC., a Delaware corporation (“Technologies”), WESTELL, INC., an Illinois corporation (“Westell”), TELTREND LLC, a Delaware limited liability company (“Teltrend”) and CONFERENCE PLUS, INC., a Delaware corporation (“CPI”, Technologies, Westell, Teltrend and CPI being hereinafter collectively referred to as the “Borrowers” and individually as a “Borrower”) and each other Person signatory hereto as a Grantor (together with any other Person that becomes a party hereto as provided herein, the “Grantors”) in favor of THE PRIVATEBANK AND TRUST COMPANY (the “Lender”).

The Lender has agreed to extend credit to the Borrowers pursuant to the Credit Agreement. The Borrowers are affiliated with each other and each other Grantor. The proceeds of credit extended under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to each other and the other Grantors in connection with the operation of their respective businesses. The Borrowers and the other Grantors are engaged in interrelated businesses, and each Grantor will derive substantial direct and indirect benefit from extensions of credit under the Credit Agreement. It is a condition precedent to the Lender’s obligation to extend credit under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Lender.

In consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to extend credit thereunder, each Grantor hereby agrees with the Lender as follows:

SECTION 1. DEFINITIONS.

1.1.            Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the UCC: Accounts, Certificated Security, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Goods, Health Care Insurance Receivables, Instruments, Inventory, Leases, Letter-of-Credit Rights, Money, Payment Intangibles, Supporting Obligations, Tangible Chattel Paper.

1.2.            When used herein the following terms shall have the following meanings:

Agreement has the meaning set forth in the preamble hereto.

Borrower Obligations means all Obligations of the Borrowers or any of them.

Chattel Paper means all “chattel paper” as such term is defined in Section 9-102(a)(11) of the UCC and, in any event, including with respect to any Grantor, all Electronic Chattel Paper and Tangible Chattel Paper.

Collateral means (a) all of the personal property now owned or at any time hereafter acquired by any Grantor or in which any Grantor now has or at any time in the future may

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acquire any right, title or interest, including all of each Grantor’s Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Health Care Insurance Receivables, Farm Products, Goods, Instruments, Intellectual Property, Inventory, Investment Property, Leases, Letter-of-Credit Rights, Money, Supporting Obligations and Identified Claims, (b) all books and records pertaining to any of the foregoing, (c) all Proceeds and products of any of the foregoing, and (d) all collateral security and guaranties given by any Person with respect to any of the foregoing. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

Copyrights means all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, including those listed on Schedule 5, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals of any of the foregoing.

Copyright Licenses means all written agreements naming any Grantor as licensor or licensee, including those listed on Schedule 5, granting any right under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

Credit Agreement means the Credit Agreement of even date herewith among the Borrowers and the Lender, as amended, supplemented, restated or otherwise modified from time to time.

Fixtures means all of the following, whether now owned or hereafter acquired by a Grantor: plant fixtures; business fixtures; other fixtures and storage facilities, wherever located; and all additions and accessories thereto and replacements therefor.

General Intangibles means all “general intangibles” as such term is defined in Section 9-102(a)(42) of the UCC and, in any event, including with respect to any Grantor, all Payment Intangibles, all contracts and contract rights, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same from time to time may be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Grantor to damages arising thereunder and (c) all rights of such Grantor to perform and to exercise all remedies thereunder; provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such Payment Intangible, contract, agreement, instrument or indenture.

Guarantor Obligations means, collectively, with respect to each Guarantor, all Obligations of such Guarantor.

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Guarantors means the collective reference to each Borrower with respect to the Obligations of the other Borrowers and each other Grantor, it being understood and agreed that no Grantor shall be a Guarantor of any Obligations for which it is primarily liable.

Identified Claims means the Commercial Tort Claims described on Schedule 7 as such schedule shall be supplemented from time to time.

Intellectual Property means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

Intercompany Note means any promissory note evidencing loans made by any Grantor to any other Grantor.

Investment Property means the collective reference to (a) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC (other than the equity interest of any foreign Subsidiary excluded from the definition of Pledged Equity), (b) all “financial assets” as such term is defined in Section 8-102(a)(9) of the UCC, and (b) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Equity.

Issuers means the collective reference to each issuer of any Investment Property.

Paid in Full means (a) the payment in full in cash and performance of all Secured Obligations, (b) the termination of all Commitments and (c) either (i) the cancellation and return to the Lender of all Letters of Credit or (ii) the cash collateralization of all Letters of Credit in accordance with the Credit Agreement.

Patents means (a) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including any of the foregoing referred to in Schedule 5, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including any of the foregoing referred to in Schedule 5, and (c) all rights to obtain any reissues or extensions of the foregoing.

Patent Licenses means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including any of the foregoing referred to in Schedule 5.

Pledged Equity means the equity interests listed on Schedule 1, together with any other equity interests, certificates, options or rights of any nature whatsoever in respect of the equity interests of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding equity interests of any foreign Subsidiary be required to be pledged hereunder.

Pledged Notes means all promissory notes listed on Schedule 1, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor

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(other than (a) promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business and (b) any individual promissory note which is less than $100,000 in principal amount, up to an aggregate of $100,000 for all such promissory notes excluded under this clause (b)).

Proceeds means all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

Receivable means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including any Accounts).

Secured Obligations means, collectively, the Borrower Obligations and Guarantor Obligations.

Securities Act means the Securities Act of 1933, as amended.

Trademarks means (a) all trademarks, trade names, corporate names, company business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including any of the foregoing referred to in Schedule 5, and (b) the right to obtain all renewals thereof.

Trademark Licenses means, collectively, each agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including any of the foregoing referred to in Schedule 5.

UCC means the Uniform Commercial Code as in effect on the date hereof and from time to time in the State of Illinois, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

SECTION 2. GUARANTY.

2.1.      Guaranty. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, as a primary obligor and not only a surety, guaranties to the Lender and its successors, endorsees, transferees and assigns, the prompt and complete payment and performance by each Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

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(b)       Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guarantied by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)       Each Guarantor agrees that the Secured Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guaranty contained in this Section 2 or affecting the rights and remedies of the Lender hereunder.

(d)       The guaranty contained in this Section 2 shall remain in full force and effect until all of the Secured Obligations shall have been Paid in Full.

(e)       No payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Lender from any Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Secured Obligations or any payment received or collected from such Guarantor in respect of the Secured Obligations), remain liable for the Secured Obligations up to the maximum liability of such Guarantor hereunder until the Secured Obligations are Paid in Full.

2.2.      Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Lender, and each Guarantor shall remain liable to the Lender for the full amount guarantied by such Guarantor hereunder.

2.3.            No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Lender against any Borrower or any other Guarantor or any collateral security or guaranty or right of offset held by the Lender for the payment of the Secured Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all of the Secured Obligations are Paid in Full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Secured Obligations shall not have been Paid in Full, such amount shall be held by such Guarantor in trust for the Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Lender in the exact form received by such Guarantor (duly

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indorsed by such Guarantor to the Lender, if required), to be applied against the Secured Obligations, whether matured or unmatured, in such order as the Lender may determine.

2.4.            Amendments, etc. with respect to the Secured Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Secured Obligations made by the Lender may be rescinded by the Lender and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guaranty contained in this Section 2 or any property subject thereto.

The Lender may, from time to time, at its sole discretion and without notice to any Guarantor, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Secured Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Secured Obligations, (c) extend or renew any of the Secured Obligations for one or more periods (whether or not longer than the original period), alter or exchange any of the Secured Obligations, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Secured Obligations, (d) release any guaranty or right of offset or its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Secured Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Secured Obligations when due, whether or not the Lender shall have resorted to any property securing any of the Secured Obligations or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Secured Obligations.

2.5.            Waivers. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Lender upon the guaranty contained in this Section 2 or acceptance of the guaranty contained in this Section 2; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guaranty contained in this Section 2, and all dealings between any Borrower and any of the Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be

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conclusively presumed to have been had or consummated in reliance upon the guaranty contained in this Section 2. Each Guarantor waives (a) diligence, presentment, protest, demand for payment and notice of default, dishonor or nonpayment and all other notices whatsoever to or upon any Borrower or any of the Guarantors with respect to the Secured Obligations, (b) notice of the existence or creation or non-payment of all or any of the Secured Obligations and (c) all diligence in collection or protection of or realization upon any Secured Obligations or any security for or guaranty of any Secured Obligations.

2.6.            Payments. Each Guarantor hereby guaranties that payments hereunder will be paid to the Lender without set-off or counterclaim in Dollars at the office of the Lender specified in the Credit Agreement.

SECTION 3. GRANT OF SECURITY INTEREST.

3.1.            Grant. Each Grantor hereby assigns and transfers to the Lender, and hereby grants to the Lender, for the benefit of the Lender and (to the extent provided herein) its Affiliates, a continuing security interest in all of its Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations. Notwithstanding the foregoing, the Collateral shall not include: any Intellectual Property to the extent (and only to the extent) the granting of a security interest pursuant to this Agreement would render such Intellectual Property unenforceable or is prohibited by, or would result in a breach of the terms of, or constitute a default thereunder; provided that the foregoing exclusion shall not apply if: (A) such prohibition has been waived or a security interest with respect thereto has been consented to by the other party thereto or (B) such prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of Article 9 of the UCC, as applicable and as then in effect in any relevant jurisdiction, or pursuant to any other applicable law or principles of equity; provided, further, immediately upon the ineffectiveness, lapse or termination of any such provision, Grantors shall be deemed to have granted a security interest in, all of their right, title and interest in and to such property of Grantors as if such provisions had never been in effect; and provided, further, the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Lender’s unconditional, continuing security interest in and to all rights, title and interests of Grantors in or to any payment obligations or other rights to receive monies due or to become due under any such property. Grantors hereby represent and warrant to the Lender that the property excluded from the Collateral pursuant to any of the provisions of this paragraph is not material to the business, operations or financial condition of Grantors or their Subsidiaries, taken as a whole. Upon the Lender’s request therefor, each Grantor shall provide the Lender with a schedule of the Intellectual Property that contain any such restrictions of the type set forth in this paragraph. Each Grantor shall give written notice to the Lender prior to entering into any material license, contract, agreement, Intellectual Property or General Intangible containing any such restriction on the grant of a security interest therein. At Lender’s request, each Grantor hereby covenants to use its commercially reasonable efforts to obtain any such consents or approvals to the grant of a security interest therein.

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SECTION 4. REPRESENTATIONS AND WARRANTIES.

To induce the Lender to enter into the Credit Agreement and to make its extensions of credit to the Borrowers thereunder, each Grantor jointly and severally hereby represents and warrants to the Lender that:

4.1.            Title; No Other Liens. Except for Permitted Liens, the Grantors own each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except filings evidencing Permitted Liens and filings for which termination statements have been delivered to the Lender.

4.2.            Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on Schedule 2, have been delivered to the Lender in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Lender as collateral security for each Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of each Grantor and any Persons purporting to purchase any Collateral from each Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens for which priority is accorded under applicable law. The filings and other actions specified on Schedule 2 constitute all of the filings and other actions necessary to perfect all security interests granted hereunder.

4.3.            Grantor Information. On the date hereof, Schedule 3 sets forth (a) each Grantor’s jurisdiction of organization, (b) the location of each Grantor’s chief executive office, (c) each Grantor’s exact legal name as it appears on its organizational documents and (d) each Grantor’s organizational identification number (to the extent a Grantor is organized in a jurisdiction which assigns such numbers) and federal employer identification number.

4.4.            Collateral Locations. On the date hereof, Schedule 4 sets forth (a) each place of business of each Grantor (including its chief executive office), (b) all locations where all Inventory and the Equipment owned by each Grantor is kept, except with respect to Inventory and Equipment with a fair market value of less than $100,000 (in the aggregate for all Grantors) which may be located at other locations and (c) whether each such Collateral location and place of business (including each Grantor’s chief executive office) is owned or leased (and if leased, specifies the complete name and notice address of each lessor). No Collateral is located outside the United States or in the possession of any lessor, bailee, warehouseman or consignee, except as indicated on Schedule 4.

4.5.            Certain Property. None of the Collateral constitutes, or is the Proceeds of, (a) Farm Products, (b) Health Care Insurance Receivables or (c) vessels, aircraft or any other property subject to any certificate of title or other registration statute of the United States, any State or other jurisdiction.

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4.6.            Investment Property. (a) The Pledged Equity pledged by each Grantor hereunder constitute all the issued and outstanding equity interests of each Issuer owned by such Grantor or, in the case of any foreign Subsidiary, 65% of all issued and outstanding equity interests of such foreign Subsidiary.

(b)       All of the Pledged Equity has been duly and validly issued and is fully paid and nonassessable.

(c)       To the knowledge of each Grantor (other than with respect to any Pledged Notes to which a Grantor is a maker), each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

(d)       Schedule 1 lists all Investment Property owned by each Grantor. Each Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Permitted Liens.

4.7.            Receivables. (a) No material amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender.

(b)	No obligor on any Receivable is a governmental authority.

(c)       The amounts represented by such Grantor to the Lender from time to time as owing to such Grantor in respect of the Receivables (to the extent such representations are required by any of the Loan Documents) will at all such times be accurate.

4.8.            Intellectual Property. (a) Schedule 5 lists all Intellectual Property owned by such Grantor in its own name on the date hereof.

(b)       On the date hereof, all material Intellectual Property owned by any Guarantor is valid, subsisting, unexpired and enforceable and has not been abandoned.

(c)       Except as set forth in Schedule 5, none of the material Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(d)       Each Grantor owns and possesses or has a license or other right to use all Intellectual Property as is necessary for the conduct of the businesses of such Grantor, without any infringement upon rights of others which could reasonably be expected to have a Material Adverse Effect.

4.9.            Depositary and Other Accounts. All depositary and other accounts maintained by each Grantor are described on Schedule 6 hereto, which description includes for each such account the name of the Grantor maintaining such account, the

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name, address, telephone and fax numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account.

SECTION 5. COVENANTS.

Each Grantor covenants and agrees with the Lender that, from and after the date of this Agreement until the Secured Obligations shall have been Paid in Full:

5.1.            Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral in excess of $100,000 (in the aggregate for all Grantors) shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Lender, duly indorsed in a manner reasonably satisfactory to the Lender, to be held as Collateral pursuant to this Agreement. In the event that an Unmatured Event of Default or Event of Default shall have occurred and be continuing, upon the request of the Lender, any Instrument, Certificated Security or Chattel Paper not theretofore delivered to the Lender and at such time being held by any Grantor shall be immediately delivered to the Lender, duly indorsed in a manner reasonably satisfactory to the Lender, to be held as Collateral pursuant to this Agreement.

5.2.            Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

(b)       Such Grantor will furnish to the Lender from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Lender may reasonably request, all in reasonable detail.

(c)       At any time and from time to time, upon the written request of the Lender, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) filing any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property and any other relevant Collateral, taking any actions necessary to enable the Lender to obtain “control” (within the meaning of the applicable UCC) with respect thereto.

5.3.            Changes in Locations, Name, etc. Such Grantor shall not, except upon 30 days’ prior written notice to the Lender and delivery to the Lender of (a) all additional financing statements and other documents reasonably requested by the Lender as to the validity, perfection and priority of the security interests provided for

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herein and (b) if applicable, a written supplement to Schedule 4 showing any additional location at which Inventory or Equipment shall be kept:

(i)        permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 4; provided, that up to $100,000 (in the aggregate for all Grantors) in fair market value of any such Inventory and Equipment may be kept at other locations;

(ii)       change its jurisdiction of organization or the location of its chief executive office from that specified on Schedule 3 or in any subsequent notice delivered pursuant to this Section 5.3; or

(iii)	change its name, identity or corporate structure.

5.4.            Notices. Such Grantor will advise the Lender promptly, in reasonable detail, of:

(a)	any Lien (other than Permitted Liens) on any of the Collateral; and

(b)       the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereby.

5.5.            Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate, option or rights in respect of the equity interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Equity, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Lender, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly indorsed by such Grantor to the Lender, if required, together with an undated instrument of transfer covering such certificate duly executed in blank by such Grantor and with, if the Lender so requests, signature guarantied, to be held by the Lender, subject to the terms hereof, as additional Collateral for the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default, (i) any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Lender to be held by it hereunder as additional Collateral for the Secured Obligations, and (ii) in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected Lien in favor of the Lender, be delivered to the Lender to be held by it hereunder as additional Collateral for the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default, if any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of such Grantor, as additional Collateral for the Secured Obligations.

(b)       Without the prior written consent of the Lender, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any equity interests of any nature or

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to issue any other securities or interests convertible into or granting the right to purchase or exchange for any equity interests of any nature of any Issuer, except, in each case, as permitted by the Credit Agreement and the other Loan Documents, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement and the other Loan Documents) other than, with respect to Investment Property not constituting Pledged Equity or Pledged Notes, any such action which is not prohibited by the Credit Agreement, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for Permitted Liens, or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Lender to sell, assign or transfer any of the Investment Property or Proceeds thereof, except, with respect to such Investment Property, shareholders’ agreements entered into by such Grantor with respect to Persons in which such Grantor maintains an ownership interest of 50% or less.

(c)       In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Lender promptly in writing of the occurrence of any of the events described in Section 5.5(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to such Grantor with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 regarding the Investment Property issued by it.

5.6.            Receivables. (a) Other than in the ordinary course of business consistent with its past practice and in amounts which are not material to such Grantor, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

(b)       Such Grantor will deliver to the Lender a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables for all Grantors.

5.7.            Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark material to its business in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Lender shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

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(b)       Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent material to its business may become forfeited, abandoned or dedicated to the public.

(c)       Such Grantor (either itself or through licensees) (i) will employ each Copyright material to its business and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of such Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of such Copyrights may fall into the public domain.

(d)       Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property material to its business to infringe the intellectual property rights of any other Person.

(e)       Such Grantor will notify the Lender within fifteen (15) days if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding, such Grantor’s ownership of, or the validity of, any material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(f)        Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Lender concurrently with the next delivery of financial statements of the Borrowers pursuant to Section 10.1 of the Credit Agreement. Upon the request of the Lender, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender’s security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g)       Such Grantor will take all reasonable and necessary steps to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of all material Intellectual Property owned by it.

(h)       In the event that any material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Lender after it learns thereof and, to the extent, in its reasonable judgment, such Grantor determines it appropriate under the circumstances, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

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5.8.            Depositary and Other Deposit Accounts. Each Grantor shall maintain all of its principal deposit accounts with the Lender. No Grantor shall open any depositary or other deposit accounts unless such Grantor shall have given the Lender 10 days’ prior written notice of its intention to open any such new deposit accounts. The Grantors shall deliver to the Lender a revised version of Schedule 6 showing any changes thereto within 30 days of any such change. Each Grantor hereby authorizes the financial institutions at which such Grantor maintains a deposit account to provide the Lender with such information with respect to such deposit account as the Lender may from time to time reasonably request, and each Grantor hereby consents to such information being provided to the Lender. Each Grantor will, upon the Lender’s request, cause each financial institution at which such Grantor maintains a depositary or other deposit account to enter into a bank agency or other similar agreement with the Lender and such Grantor, in form and substance satisfactory to the Lender, in order to give the Lender “control” (as defined in the UCC) of such account. Upon Lender’s request to do so following the occurrence and during the continuance of any Event of Default, each Grantor shall direct all Account Debtors to make all payments on the Accounts directly to a bank account maintained with the Lender (the “Lender Controlled Account”). If any Grantor or any director, officer, employee, agent of such Grantor, or any other Person acting for or in concert with such Grantor shall receive any monies, checks, notes, drafts or other payments relating to or as proceeds of Accounts or other Collateral, such Grantor and each such Person shall, so long as an Event of Default has occurred and is continuing, receive all such items in trust for, and as the sole and exclusive property of, the Lender and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Lender Controlled Account. The Grantors, jointly and severally, agree to pay all fees, costs and expenses which the Lender incurs in connection with opening and maintaining the Lender Controlled Account and depositing for collection by the Lender any check or other item of payment received by the Lender on account of the Obligations. All of such fees, costs and expenses shall constitute Secured Obligations hereunder and shall be payable to the Lender by the Grantors upon demand. In connection with the foregoing, all checks, drafts, instruments and other items of payment or proceeds of Collateral shall be endorsed by the applicable Grantor to the Lender, and, if that endorsement of any such item shall not be made for any reason, the Lender is hereby irrevocably authorized to endorse the same on such Grantor’s behalf. For the purpose of this section, each Grantor irrevocably hereby makes, constitutes and appoints the Lender (and all Persons designated by the Lender for that purpose) as such Grantor’s true and lawful attorney and agent-in-fact (a) to endorse such Grantor’s name upon said items of payment and/or proceeds of Collateral and upon any Chattel Paper, document, Instrument, invoice or similar document or agreement relating to any Account of the such Grantor or goods pertaining thereto; (b) to take control in any manner of any item of payment or proceeds thereof; and (c) to have access to any lock box or postal box into which any of such Grantor’s mail is deposited, and open and process all mail addressed to the such Grantor and deposited therein, in each case during the continuance of any Event of Default. All amounts received in the Lender Controlled Account shall be deemed received by the Lender in accordance with Section 7.1 of the Credit Agreement and applied to Revolving Outstandings. In no event shall any amount be

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applied unless and until such amount shall have been credited in immediately available funds to the Lender Controlled Account.

5.9.	Other Matters.

(a)       Within 30 days after the Closing Date, each of the Grantors shall use commercially reasonable efforts to cause to be delivered to the Lender a Collateral Access Agreement with respect to (a) each bailee with which such Grantor keeps Inventory or other assets as of the Closing Date with a fair market value in excess of $100,000 and (b) each landlord which leases real property (and the accompanying facilities) to any of the Grantors as of the Closing Date. If any Grantor shall cause to be delivered Inventory or other property in excess of $100,000 in fair market value to any bailee after the Closing Date, such Grantor shall use commercially reasonable efforts to cause such bailee to sign a Collateral Access Agreement. If any Grantor shall lease any real property or facilities and the value of property of such Grantor located at such leased real property is in excess of $100,000 in fair market value after the Closing Date, such Grantor shall use commercially reasonable efforts to cause the landlord in respect of such leased property or facilities to sign a Collateral Access Agreement.

(b)       Each Grantor authorizes the Lender to, at any time and from time to time, file financing statements, continuation statements, and amendments thereto, without the signature of such Grantor thereon, that describe the Collateral as “all assets” of each Grantor, or words of similar effect, and which contain any other information required pursuant to the UCC for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, and each Grantor agrees to furnish any such information to the Lender promptly upon request. Any such financing statement, continuation statement, or amendment may be signed by the Lender on behalf of any Grantor and may be filed at any time in any jurisdiction as the Lender may reasonably deem necessary or desirable.

(c)       Each Grantor shall, at any time and from time and to time, take such steps as the Lender may reasonably request for the Lender (i) to obtain an acknowledgement, in form and substance reasonably satisfactory to the Lender, of any bailee having possession of any of the Collateral, stating that the bailee holds such Collateral for the Lender, (ii) to obtain “control” of any letter-of-credit rights, or electronic chattel paper (as such terms are defined by the UCC with corresponding provisions thereof defining what constitutes “control” for such items of Collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to the Lender, and (iii) otherwise to insure the continued perfection and priority of the Lender’s security interest in any of the Collateral and of the preservation of its rights therein. If any Grantor shall at any time, acquire a “commercial tort claim” (as such term is defined in the UCC) in excess of $100,000, such Grantor shall promptly notify the Lender thereof in writing and supplement Schedule 7, therein providing a reasonable description and summary thereof, and upon delivery thereof to the Lender, such Grantor shall be deemed to thereby grant to the Lender (and such Grantor hereby grants to the Lender) a security interest and lien in and to such commercial tort claim and all proceeds thereof, all upon the terms of and governed by this Agreement.

(d)       Without limiting the generality of the foregoing, if any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record”, as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce

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Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Lender thereof and, at the request of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender “control” under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Lender agrees with the Grantors that the Lender will arrange, pursuant to procedures reasonably satisfactory to the Lender and so long as such procedures will not result in the Lender’s loss of control, for the Grantors to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or §16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by any Grantor with respect to such electronic chattel paper or transferable record.

SECTION 6. REMEDIAL PROVISIONS.

6.1.            Certain Matters Relating to Receivables. (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Lender shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Lender may require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Lender’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Lender to furnish to the Lender reports showing reconciliations, agings and test verifications of, and trial balances for, the Receivables.

(b)       The Lender hereby authorizes each Grantor to collect such Grantor’s Receivables, and the Lender may curtail or terminate such authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Lender at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within 2 Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Lender if required, in a collateral account maintained under the sole dominion and control of the Lender, subject to withdrawal by the Lender only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Lender, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c)       At any time and from time to time after the occurrence and during the continuance of an Event of Default, at the Lender’s request, each Grantor shall deliver to the Lender all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including all original orders, invoices and shipping receipts.

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6.2.            Communications with Obligors; Grantors Remain Liable. (a) The Lender in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Lender’s satisfaction the existence, amount and terms of any Receivables.

(b)       Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender.

(c)       Anything herein to the contrary notwithstanding, each Grantor shall remain liable in respect of each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. The Lender shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating thereto, nor shall the Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(d)       For the purpose of enabling the Lender to exercise rights and remedies under this Agreement, each Grantor hereby grants to the Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to at any time after the occurrence and during the continuance of an Event of Default, use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

6.3.            Investment Property. (a) Unless an Event of Default shall have occurred and be continuing and the Lender shall have given notice to the relevant Grantor of the Lender’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Equity and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and other rights with respect to the Investment Property; provided, that no vote shall be cast or other right exercised or action taken which could reasonably be expected to impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b)       If an Event of Default shall occur and be continuing and the Lender shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Lender shall have the right to receive any and all cash dividends and distributions, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in

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such order as the Lender may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (x) all voting and other rights pertaining to such Investment Property at any meeting of holders of the equity interests of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Grantor or the Lender of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)       Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Lender in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to the Investment Property directly to the Lender.

6.4.            Proceeds to be Turned Over to Lender. In addition to the rights of the Lender specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other cash equivalent items shall be held by such Grantor in trust for the Lender, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Lender in the exact form received by such Grantor (duly indorsed by such Grantor to the Lender, if required). All Proceeds received by the Lender hereunder shall be held by the Lender in a collateral account maintained under its sole dominion and control. All Proceeds, while held by the Lender in any collateral account (or by such Grantor in trust for the Lender) established pursuant hereto, shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5.            Application of Proceeds. At such intervals as may be agreed upon by the Borrowers and the Lender, or, if an Event of Default shall have occurred and be continuing, at any time at the Lender’s election, the Lender may apply all or any part of Proceeds from the sale of, or other realization upon, all or any part of the Collateral in payment of the Secured Obligations in such order as the Lender shall determine in its discretion. Any part of such funds which the Lender elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Lender to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Secured Obligations shall have been Paid in Full shall

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be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same.

6.6.            Code and Other Remedies. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery with assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Lender’s request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at such Grantor’s premises or elsewhere. The Lender shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including Attorney Costs to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, need the Lender account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7.            Registration Rights. (a) If the Lender shall determine to exercise its right to sell any or all of the Pledged Equity pursuant to Section 6.6, and if in the opinion of the Lender it is necessary or advisable to have the Pledged Equity, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Lender, necessary or advisable to register the Pledged Equity, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to

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cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Equity, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b)       Each Grantor recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Equity, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Issuer thereof to register such securities or other interests for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c)       Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity pursuant to this Section 6.7 valid and binding and in compliance with applicable law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

6.8.            Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-626 of the UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations in full and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

SECTION 7. THE LENDER.

7.1.            Lender’s Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the

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name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Lender the power and right, on behalf of and at the expense of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)        in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii)       in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Lender may request to evidence the Lender’s security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)      discharge Liens levied or placed on or threatened against the Collateral, and effect any repairs or insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)      execute, in connection with any sale provided for in Section 6.6 or 6.7, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)       (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Lender may deem appropriate; (7) assign any Copyright, Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine; (8) vote any right or interest with respect to any Investment Property; (9) order good standing certificates and conduct lien searches in respect of such jurisdictions or offices as the Lender may deem appropriate; and (10) generally sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and do, at the Lender’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Lender deems necessary

21

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to protect, preserve or realize upon the Collateral and the Lender’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Lender agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)       If any Grantor fails to perform or comply with any of its agreements contained herein, the Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)       Each Grantor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2.            Duty of Lender. The Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its officers, directors, employees or agents shall be liable for any failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lender hereunder are solely to protect the Lender’s interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder.

SECTION 8. MISCELLANEOUS.

8.1.            Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 14.1 of the Credit Agreement.

8.2.            Notices. All notices, requests and demands to or upon the Lender or any Grantor hereunder shall be addressed and effected in the manner provided for in Section 14.3 of the Credit Agreement and each Grantor hereby appoints the Borrower Agent as its agent to receive notices hereunder.

8.3.            Indemnification by Grantors. THE GRANTORS, JOINTLY AND SEVERALLY, HEREBY AGREE TO INDEMNIFY, EXONERATE AND HOLD EACH LENDER PARTY FREE AND HARMLESS FROM AND AGAINST ANY AND ALL INDEMNIFIED LIABILITIES, INCURRED BY THE LENDER PARTIES OR ANY OF THEM AS A RESULT OF, OR ARISING OUT OF, OR RELATING TO (A) ANY TENDER OFFER, MERGER, PURCHASE OF EQUITY INTERESTS, PURCHASE OF ASSETS (INCLUDING THE RELATED

22

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TRANSACTIONS) OR OTHER SIMILAR TRANSACTION FINANCED OR PROPOSED TO BE FINANCED IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, WITH THE PROCEEDS OF ANY OF THE LOANS, (B) THE USE, HANDLING, RELEASE, EMISSION, DISCHARGE, TRANSPORTATION, STORAGE, TREATMENT OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE AT ANY PROPERTY OWNED OR LEASED BY ANY GRANTOR, (C) ANY VIOLATION OF ANY ENVIRONMENTAL LAWS WITH RESPECT TO CONDITIONS AT ANY PROPERTY OWNED OR LEASED BY ANY GRANTOR OR THE OPERATIONS CONDUCTED THEREON, (D) THE INVESTIGATION, CLEANUP OR REMEDIATION OF OFFSITE LOCATIONS AT WHICH ANY LOAN PARTY OR THEIR RESPECTIVE PREDECESSORS ARE ALLEGED TO HAVE DIRECTLY OR INDIRECTLY DISPOSED OF HAZARDOUS SUBSTANCES OR (E) THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BY ANY OF THE LENDER PARTIES, EXCEPT FOR ANY SUCH INDEMNIFIED LIABILITIES ARISING ON ACCOUNT OF THE APPLICABLE LENDER PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION. IF AND TO THE EXTENT THAT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, EACH GRANTOR HEREBY AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. ALL OBLIGATIONS PROVIDED FOR IN THIS SECTION 8.3 SHALL SURVIVE REPAYMENT OF ALL (AND SHALL BE) SECURED OBLIGATIONS (AND TERMINATION OF ALL COMMITMENTS UNDER THE CREDIT AGREEMENT), ANY FORECLOSURE UNDER, OR ANY MODIFICATION, RELEASE OR DISCHARGE OF, ANY OR ALL OF THE COLLATERAL DOCUMENTS AND TERMINATION OF THIS AGREEMENT.

8.4.            Enforcement Expenses. (a) Each Grantor agrees, on a joint and several basis, to pay or reimburse on demand the Lender for all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred in collecting against any Guarantor under the guaranty contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents.

(b)       Each Grantor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)       The agreements in this Section 8.4 shall survive repayment of all (and shall be) Secured Obligations (and termination of all commitments under the Credit Agreement), any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

8.5.            Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

23

14766401\V-7

8.6.            Nature of Remedies. All Secured Obligations of each Grantor and rights of the Lender expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

8.7.            Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy or electronic transmission of any executed signature page to this Agreement or any other Loan Document shall constitute effective delivery of such signature page.

8.8.            Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

8.9.            Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by any Grantor of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Lender.

8.10.          Successors; Assigns. This Agreement shall be binding upon Grantors, the Lender and their respective successors and assigns, and shall inure to the benefit of Grantors and the Lender and the successors and assigns of the Lender. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Grantor may assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of the Lender.

8.11.          Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

8.12.          Forum Selection; Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF

24

14766401\V-7

ILLINOIS; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

8.13.          Waiver of Jury Trial. EACH GRANTOR AND THE LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

8.14.          Set-off. Each Grantor agrees that the Lender has all rights of set-off and bankers’ lien provided by applicable law, and in addition thereto, each Grantor agrees that at any time any Event of Default exists, the Lender may apply to the payment of any Secured Obligations, whether or not then due, any and all balances, credits, deposits, accounts or moneys of such Grantor then or thereafter with the Lender.

8.15.	Acknowledgements. Each Grantor hereby acknowledges that:

(a)       it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)       the Lender has no fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)       no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Grantors and the Lender.

8.16.          Additional Grantors. Each Loan Party that is required to become a party to this Agreement pursuant to Section 10.10 of the Credit Agreement shall

25

14766401\V-7

become a Grantor for all purposes of this Agreement upon execution and delivery by such Loan Party of a joinder agreement in the form of Annex I hereto.

8.17.          Releases. (a) At such time as the Secured Obligations have been Paid in Full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Lender and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Lender shall deliver to the Grantors any Collateral held by the Lender hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

(b)       If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Lender, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrowers, a Guarantor shall be released from its obligations hereunder in the event that all the equity interests of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower Agent shall have delivered to the Lender, with reasonable notice prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower Agent on behalf of the Borrowers stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

8.18.          Obligations and Liens Absolute and Unconditional. Each Grantor understands and agrees that the obligations of each Grantor under this Agreement shall be construed as a continuing, absolute and unconditional without regard to (a) the validity or enforceability of any Loan Document, any of the Secured Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor or any other Person against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Grantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Grantor for the Secured Obligations, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, the Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any other Grantor or any other Person or against any collateral security or guaranty for the Secured Obligations or any right of offset with respect thereto, and any failure by the Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any other Grantor or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of any other Grantor or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any

26

14766401\V-7

Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against any Grantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

8.19.          Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor or any Issuer for liquidation or reorganization, should Grantor or any Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s or and Issuer’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

[signature pages follow]

27

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Each of the undersigned has caused this Guaranty and Security Agreement to be duly executed and delivered as of the date first above written.

WESTELL TECHNOLOGIES, INC., as a Borrower and Borrower Representative

By: /s/ Amy T. Forster

Name:  Amy T. Forster

Title: Senior Vice President and Treasurer

WESTELL, INC., as a Borrower

By:  /s/ Amy T. Forster

Name:  Amy T. Forster

Title: Senior Vice President and Treasurer

TELTREND LLC, as a Borrower

By: /s/ Amy T. Forster

Name: Amy T. Forster

Title: Senior Vice President and Treasurer

CONFERENCE PLUS, INC., as a Borrower

By: /s/ Amy T. Forster

Name: Amy T. Forster

Title: Senior Vice President and Treasurer

Guaranty and Collateral Agreement Signature Page

THE PRIVATEBANK AND TRUST COMPANY

By: /s/ William Robertson

Name: William Robertson

Title: Managing Director/Senior Vice President

Guaranty and Collateral Agreement Signature Page

SCHEDULE 1

INVESTMENT PROPERTY

A.	PLEDGED EQUITY
Grantor (owner of Record of such Pledged Equity)	Issuer	Pledged Equity Description	Percentage of Issuer	Certificate (Indicate No.)
Westell Technologies, Inc.	Westell, Inc.	Common Stock	100%	1
Westell Technologies, Inc.	Conference Plus, Inc.	Common Stock	100% of Class A and B common stock	CB-1; CA-8, CA-9, CA-15
Westell, Inc.	Teltrend LLC	membership interests	100%	N/A
Westell, Inc.	NoranTel, Inc.	Class A Common Stock	100%	A-1

B.	PLEDGED NOTES
Grantor (owner of Record of such Pledged Notes)	Issuer	Pledged Notes Description
Subordinated Intercompany Note	Westell Technologies, Inc., Westell, Inc., Conference Plus, Inc. and Teltrend, Inc.	Subordinated Intercompany Note
Westell, Inc.	NoranTel, Inc.	Promissory Note

C.	OTHER INVESTMENT PROPERTY
Grantor	Investment Property Description
Westell Technologies, Inc.	Money Market Investments

14766401\V-7

SCHEDULE 2

FILINGS AND PERFECTION

GRANTOR	FILING REQUIREMENT OR OTHER ACTION	FILING OFFICE
Westell Technologies, Inc.	UCC-1	Delaware Secretary of State
Westell, Inc.	UCC-1	Illinois Secretary of State
Teltrend LLC	UCC-1	Delaware Secretary of State
Conference Plus, Inc.	UCC-1	Delaware Secretary of State

14766401\V-7

SCHEDULE 3

GRANTOR INFORMATION

GRANTOR (exact legal name)	STATE OF ORGANIZATION	FEDERAL EMPLOYER IDENTIFICATION NUMBER	ORG. ID #	CHIEF EXECUTIVE OFFICE
Westell Technologies, Inc.	Delaware	36-3154957	0901850	750 North Commons Drive, Aurora, IL 60504
Westell, Inc.	Illinois	36-3093461	5220-980-3	750 North Commons Drive, Aurora, IL 60504
Teltrend LLC	Delaware	13-3476859	3505344	750 North Commons Drive, Aurora, IL 60504
Conference Plus, Inc.	Delaware	36-3618957	2176858	1051 Woodfield Road, Schaumburg, IL 60173

14766401\V-7

SCHEDULE 4

A.    COLLATERAL LOCATIONS

GRANTOR	COLLATERAL	COLLATERAL LOCATION OR PLACE OF BUSINESS (INCLUDING CHIEF EXECUTIVE OFFICE)	OWNER/LESSOR (IF LEASED)
Westell Technologies, Inc.	Inventory, Equipment, Books and Records, and other tangible and intangible personal property.	750 North Commons Drive, Aurora, IL 60504	WTI(IL) QRS 12-36, Inc. c/o W.P. Carey & Co. LLC 50 Rockefeller Plaza Second Floor New York, NY 10020
Westell, Inc.	Inventory, Equipment, Books and Records, and other tangible and intangible personal property.	750 North Commons Drive, Aurora, IL 60504	WTI(IL) QRS 12-36, Inc. c/o W.P. Carey & Co. LLC 50 Rockefeller Plaza Second Floor New York, NY 10020
Teltrend LLC	Inventory, Equipment, Books and Records, and other tangible and intangible personal property.	750 North Commons Drive, Aurora, IL 60504	WTI(IL) QRS 12-36, Inc. c/o W.P. Carey & Co. LLC 50 Rockefeller Plaza Second Floor New York, NY 10020
Conference Plus, Inc.	Inventory, Equipment, Books and Records, and other tangible and intangible personal property.	1051 Woodfield Road, Schaumburg, IL 60173	Four Columns, Ltd. 1325 N. Sandburg Terrace Chicago, IL 60610-2011

B.    COLLATERAL IN POSSESSION OF LESSOR,

BAILEE, CONSIGNEE OR WAREHOUSEMAN

GRANTOR	COLLATERAL	LESSOR/BAILEE/CONSIGNEE/WAREHOUSEMAN

14766401\V-7

Westell, Inc. 1000 east 116th Street Carmel, IN 46032	Inventory on Consignment	Telamon Technologies Corp
Westell, Inc. Hsinchu Science Based Industry Park 5F-1, 5 Hsin-an Road Hsinchu, Republic of China	Inventory at Vendor	FoxConn
Westell, Inc. 31 UBI Road 1 Aztech Building Singapore 408694	Inventory at Vendor	Aztech Systems LTD
Westell, Inc. 1251 Nagel Road Batavia, Il 60510	Inventory at Vendor	Enginuity Communication
Westell, Inc. 700 W Mineral Ave Littleton, CO 80120	Inventory on Consignment	Qwest Corp.
Conference Plus, Inc. 711 N. Edgewood Wood Dale, IL 60191	Equipment	SunGard
Conference Plus, Inc. 1000 Commerce Oak Brook, IL	Equipment	AT&T

14766401\V-7

SCHEDULE 5

INTELLECTUAL PROPERTY

Westell Technologies, Inc.

09/739716	18-Dec-2000

Country: United States of America                                                         721872215-May-2007

Title:System and Method for Providing Call Management Services in a Virtual Private Network Using Voice or Video Over Internet Protocol

.

09/636192	10-Aug-2000
Country:	United States of America	6718030
06-Apr-2004
Title:	Virtual Private Network System And Method Using Voice Over Internet Protocol

10/225947	22-Aug-2002

Country: United States of America                                                         730500604-Dec-2007

Title:	System for Allowing A Single Device To Share Multiple Transmission Lines

10/103478                                    21-Mar-2002

Country:	United States of America	PD02-01	7406117
29-Jul-2008
Title:	XDSL Multi-Hybrid Modem with Power Spectral Density Shaping

ORD	10/097966
14-Mar-2002
Country:	United States of America	7076030
11-Jul-2006
Title:	Method and System for Testing XDSL Wiring

ORD	10/106271
25-Mar-2002
Country:	United States of America	7301894
27-Nov-2007
Title:	Method for Providing Fault Tolerance in an XDSL System

ORD	0404430.1
27-Feb-2004
Country:	United Kingdom	2399710
22-Mar-2006
Title:	Method for Maintaining Quality of Service for Telephone Calls Routed Between Circuit Switched Networks
ORD	09/750406
28-Dec-2000
Country:	United States of America	7106854
12-Sep-2006
Title:	XDSL System Having Selectable Hybrid Circuitry

.

CIP	10/647817	25-Aug-2003

14766401\V-7

Country:	United States of America	7145943
05-Dec-2006
Title:	XDSL System with Improved Impedance Circuitry

.

ORD	09/038938	12-Mar-1998
Country:	United States of America	6115466
05-Sep-2000
Title:	Subscriber Line System Having a Dual-Mode Filter for Voice Communications Over a Telephone Line

CIP	09/083162	22-May-1998
Country:	United States of America	6144735
07-Nov-2000
Title:	Filters for a Digital Subscriber Line System for Voice Communication Over a Telephone Line

CIP	09/307871	10-May-1999
Country:	United States of America	6181775
30-Jan-2001
Title:	Dual Test Mode Network Interface Unit for Remote Testing of Transmission Line and Customer Equipment

ORD	09/384441	27-Aug-1999
Country:	United States of America	6137880
24-Oct-2000
Title:	Passive Splitter Filter for Digital Subscriber Line Voice Communication for Complex Impedance Terminations

CIP	09/433011	03-Nov-1999
Country:	United States of America	6278769
21-Aug-2001
Title:	Signaling Method for Invoking a Test Mode in a Network Interface Unit

PCT	10/181045	12-Jul-2002
Country:	United States of America	7092375
15-Aug-2006
Title:	Modem Having Flexible Architecture for Connecting to Multiple Channel Interfaces
ORD	09/199562
25-Nov-1998
Country:	United States of America	6212258
03-Apr-2001
Title:	Device for Remotely Testing a Twisted Pair Transmission Line

ORD	11/453661
15-Jun-2006
Country:	United States of America	7360137
15-Apr-2008
Title:	Flash Programmer for Programming NAND Flash and NOR/NAND Combined Flash

ORD	08/929019

14766401\V-7

15-Sep-1997
Country:	United States of America	6959084
25-Oct-2005
Title:	Network Interface Unit Shelf Assembly With Multi-Positionable Customer Interface Module
DES	29/165196
07-Aug-2002
Country:	United States of America	D487261
02-Mar-2004
Title:	Ornamental Design For Network Interface Unit

ORD	07/841729
26-Feb-1992
Country:	United States of America	5224149
29-Jun-1993
Title:	Testing System for Digital Transmission Lines
ORD	07/943859
11-Sep-1992
Country:	United States of America	5680405
21-Oct-1997
Title:	Method And System For Communicating The Status Of A Digital Transmission Line Element During Loopback.

CON	08/951121
16-Oct-1997
Country:	United States of America	5889785
30-Mar-1999
Title:	Method And System For Communicating The Status Of A Digital Transmission Line Element During Loopback.

CON	09/229532
13-Jan-1999
Country:	United States of America	6151691
21-Nov-2000
Title:	Method And System For Communicating The Status Of A Digital Transmission Line Element During Loopback.

CON	09/652881
31-Aug-2000
Country:	United States of America	6453432
17-Sep-2002
Title:	Method And System For Communicating The Status Of A Digital Transmission Line Element During Loopback.

.

ORD	08/680833
16-Jul-1996
Country:	United States of America	5862200
19-Jan-1999
Title:	Ground Fault Detector For T1 Span Equipment

CON	09/357612
20-Jul-1999
Country:	United States of America	6477250
05-Nov-2002

14766401\V-7

Title:	Adjustable Hybrid Having Dial Tone Alignment Configuration
CPA	08/711680	04-Sep-1996
Country:	United States of America	6111949
29-Aug-2000
Title:	Method Of Rapid Automatic Hybrid Balancing

ORD Country: United States of America 6118763 29-May-1998

Signal Processing Unit for NETWORK INTERFACE UNIT 13-Feb-2001

PENDING PATENT APPLICATIONS-WESTELL TECHNOLOGIES, INC

CON	Published	11/498409
03-Aug-2006
Country:	United States of America
Title:	System and Method For Providing Call Management Services In A Virtual Private Network Using Voice or Video Over

Internet Protocol

App. Inventor(s):	Turner, George W.; Noll, William J.; Harrington, Paul V.; Higgins, Rodger D.
ORD	Published	11/241465	30-Sep-2005
Country:	United States of America
Title:	In-Home Voice-Over-Internet-Protocol Telephony Distribution
App. Inventor(s):	Pitsoulakis, George; Simanonis, Christopher; Ziermann, Mark S.; Beegle, Mark Joseph
ORD	Published	11/516307
06-Sep-2006
Country:	United States of America
Title:	System and Method for Optical Network Demarcation
App. Inventor(s):	Simanonis, Christopher; Wynard, Daniel
ORD	Pending	MX/a/2007/005252	02-May-2007
Country:	Mexico
Title:	Programming Method for Write Buffer and Double Word Flash Programming
App. Inventor(s):	Amidon, Greg; Addemir, Samil Asim
06-291-B1	ORD	Published	200710102424.9
08-May-2007
Country:	China (People's Republic)
Title:	Flash Programmer For Programming NAND Flash And NOR/NAND Combined Flash
App. Inventor(s):	Amidon, Greg; Addemir, Samil Asim; Topham, Greg
06-291-B2	ORD	Pending	MX/a/2007/005250
02-May-2007
Country:	Mexico
Title:	Flash Programmer For Programming NAND Flash And NOR/NAND Combined Flash
App. Inventor(s):	Amidon, Greg; Addemir, Samil Asim; Topham, Greg
06-291-C1	ORD	Published	200710102996.7
08-May-2007
Country:	China (People's Republic)
Title:	Parallel Programming Of Flash Memory During In-Circuit Test
App. Inventor(s):	Amidon, Greg; Addemir, Samil Asim; Topham, Greg
06-291-C2	ORD	Pending	MX/a/2007/005251

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02-May-2007
Country:	Mexico
Title:	Parallel Programming Of Flash Memory During In-Circuit Test
App. Inventor(s):	Amidon, Greg; Addemir, Samil Asim; Topham, Greg
06-973-A	ORD	Published	11/857282
18-Sep-2007
Country:	United States of America
Title:	Active Cooling of Outdoor Enclosure Under Solar Loading

App. Inventor(s):Duquette, Ed; Patel, Minesh; Walker, Tony; Wynard, Daniel; Cors, Craig; Lantz, Greg

07-197-A	ORD	Published	11/936529
07-Nov-2007
Country:	United States of America
Title:	Apparatus And Method For Optimizing Use Of A Modem Jack
App. Inventor(s):	Simanonis, Christopher
07-525-A	ORD	Pending	12/125540
22-May-2008	not published
Country:	United States of America
Title:	---------------------
App. Inventor(s):	----------------------

28-Nov-2006 ORD

Country: United States of America Published US-2008-0125100-A1 29-May-2008

Mobile Device for Outbound Personality Portability

26-Sep-2007 ORD Pending not published 11/862,042

Country: United States of America

Title:-------------------------------

Trademarks:

Country	Trademark	Serial No.	Filing Date	Registration No.	Registration Date
United States	ENVOY SERVICE MANAGEMENT SYSTEM	76/607,227	August 12, 2004	2,980,692	August 2, 2005
United States	WESTELL SHADE	77/21846	June 28, 2007	3,421,821	May 6, 2008
United States	LITELINE	76/631,730	February 22, 2005	3,052,931	January 31, 2006
United States	PROLINE	76/631,988	February 23, 2005	3,057,024	February 7, 2006
United States	SMARTLINK	75/240,503	February 12, 1997	2,606,249	August 13, 2002

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United States	VIRTUAL EDGE	77/228150	July 12, 2007	3,425,790	May 13, 2008
United States	ULTRALINE	76/556,681	November 3, 2003	3,002,376	September 27, 2005
United States	VERSALINK	76/607,226	August 12, 2004	3,252,144	June 12, 2007
United States	W (STYLIZED)	76/185,198	December 22, 2000	2,573,273	May 28, 2002
United States	W (STYLIZED)	75/119,518	June 4, 1996	2,199,214	October 27, 1998
European Community	W (STYLIZED)	000181651	April 1, 1996	181651	February 1, 1999
United States	W WESTELL (STYLIZED)	76/185,274	December 22, 2000	2,597,390	July 23, 2002
United States	WESTELL	76/185,273	December 22, 2000	2,597,389	July 23, 2002
United States	WESTELL	75/119,519	June 4, 1996	2,165,080	June 16, 1998
European Community	WESTELL	000181289	April 1, 1996	181289	November 16, 1998
United States	POWERSPAN	76/576,391 February 17,2004 34 27261 May 13, 2008
United States	WIRESPEED	75/617,451 January 8, 2005 2929058 March 1, 2005

PENDING APPLICATIONS:

NETWORKED HOMELIFE 77/510,576 Filed June 28, 2008

ULTRAVOICE 77/654,457 Filed November 7, 2008

OSPLANT SYSTEMS 77/609,681 Filed January 22, 2008

Material Unregistered Trademarks:

TRILINK

Copyrights:

None.

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Material Intellectual Property Licenses:

Licensee	Licensor	Description	Effective Date
Westell Technologies, Inc.	Jungo	UltraLine Series 3	August, 2008
Westell Technologies, Inc.	Radvision	Software for Trilink technology	February 27, 2004
Westell Technologies, Inc.	ADA (now Actura)	OSPlant product	October 28, 1998
Westell Technologies, Inc.	FinePoint	OSPlant product	December 23, 2002
Westell Technologies, Inc.	WindRiver	Wstl product	July 24, 2003

Conference Plus, Inc.

Patents:

None.

Trademarks:

Country	Trademark	Serial No.	Filing Date	Registration No.	Registration Date
United States	CONFERENCE PLUS	75/943,995	March 14, 2000	2,616,418	September 10, 2002
United States	CONFERENCEANYTIME	76/558,511	November 13, 2003	2,963,673	June 28, 2005
United States	CONFERENCEPASSCODE	76/558,513	November 13, 2003	2,963,674	June 28, 2005
United States	CPI CONFERENCE PLUS, INC. (AND DESIGN)	74/107,344	October 19, 1990	1,703,753	July 28, 1992
United States	ENHANCEMENTSPLUS	76/558,514	November 13, 2003	2,963,675	June 28, 2005
United States	VIEWPLUS	76/558,517	November 13, 2003	3360135	12/25/2007
United States	WEBPLUS	76/558,515	November 13, 2003	2,920,511	January 25, 2005

Material Unregistered Trademarks:

Pending applications: SHAREPORTAL

Copyrights:

14766401\V-7

None.

Material Intellectual Property Licenses:

None.

Westell, Inc.

Patents:

Country	Patent	Appln. No.	Filing Date	Patent No.	Issue Date
United States	Router-based domain name system proxy agent using address translation	09/310,188	May 12, 1999	6,480,508	November 12, 2002
United States	Multi-variate system having an intelligent telecommunications interface with automatic adaptive delay distortion equalization (and related method)	08/413,421	March 30, 1995	5,555,285	September 10, 1996

Trademarks:

Country	Trademark	Serial No.	Filing Date	Registration No.	Registration Date
United States	200 MECHANICS (STYLIZED)	74/470,915	December 17, 1993	1,991,591	August 6, 1996
United States	ASTS	75/697,390	May 4, 1999	2,582,781	June 18, 2002
United States	CELLPAK	75/041,456	January 11, 1996	2,847,581	June 1, 2004
United States	TELTREND	74/132,896	January 23, 1991	1,666,561	December 3, 1991

Material Unregistered Trademarks:

None.

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Copyright Registrations:

Country	Copyright	Registration No.	Registration Date
United States	Westell Software Algorithms for Signal to Guard Detection	93-634	June 29, 1993
United States	Westell Supplier Audit	TX-3-508-858	March 8, 1993
United States	Westell Supplier Survey	TX-3-514-817	January 11, 1993

Material Unregistered Copyrights:

None.

Material Intellectual Property Licenses:

None.

Teltrend LLC

Patents:

Country	Patent	Appln. No.	Filing Date	Patent No.	Issue Date
United States	High density telephone network interface unit	08/833,860	April 10, 1997	5,907,614	May 25, 1999
United States	High density telephone network interface unit	08/649,303	May 17, 1996	5,631,956	May 20, 1997
United States	Floating digital loop carrier telephone interface	08/255,176	June 7, 1994	5,566,239	October 15, 1996
United States	Noise-tolerant address transmission system for digital telecommunication network	08/193,946	February 9, 1994	5,437,023	July 25, 1995
United States	Remote terminal channel unit for telephone transmission lines	08/282,426	July 28, 1994	5,422,950	June 6, 1995
United States	Trans-hybrid loss compensator for on hook transmission	08/056,413	May 3, 1993	5,357,569	October 18, 1994

Trademarks:

None.

Copyrights:

14766401\V-7

None.

Material Intellectual Property Licenses:

None.

14766401\V-7

SCHEDULE 6

DEPOSITARY AND OTHER DEPOSIT ACCOUNTS

GRANTOR	FINANCIAL INSTITUTION	ACCOUNT NUMBER
Westell Technologies, Inc.	Bank of America	5800334111
Teltrend LLC	Bank of America	5590001482
Westell, Inc.	Bank of America	5590041447
Conference Plus, Inc.	Bank of America	5800077975
Conference Plus, Inc.	Bank of America	5590041462
Conference Plus, Inc.	Bank of America	5800503103
Conference Plus, Inc.	ABN AMRO Canadian Account	460131883541
Westell, Inc.	Bank of America	2238361113BCS
Conference Plus, Inc.	Bank of America	2238716713BMZ

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SCHEDULE 7

COMMERCIAL TORT CLAIMS

None.

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ANNEX I

FORM OF JOINDER TO GUARANTY AND SECURITY AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) dated as of ____________ is executed by the undersigned for the benefit of The PrivateBank and Trust Company (the “Lender”) in connection with that certain Guaranty and Security Agreement dated as of March 5, 2009 among the Grantors party thereto and the Lender (as amended, restated, supplemented or modified from time to time, the “Guaranty and Security Agreement”). Capitalized terms not otherwise defined herein are being used herein as defined in the Guaranty and Security Agreement.

Each Person signatory hereto is required to execute this Agreement pursuant to Section 8.16 of the Guaranty and Security Agreement.

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

1.         Each such Person assumes all the obligations of a Grantor and a Guarantor under the Guaranty and Security Agreement and agrees that such person or entity is a Grantor and a Guarantor and bound as a Grantor and a Guarantor under the terms of the Guaranty and Security Agreement, as if it had been an original signatory to such agreement. In furtherance of the foregoing, such Person hereby assigns, pledges and grants to the Lender a security interest in all of its right, title and interest in and to the Collateral owned thereby to secure the Secured Obligations.

2.         Schedules 1, 2, 3, 4, 5, 6, 7 and 8 of the Guaranty and Security Agreement are hereby amended to add the information relating to each such Person set out on Schedules 1, 2, 3, 4, 5, 6, 7 and 8 respectively, hereof. Each such Person hereby makes to the Lender the representations and warranties set forth in the Guaranty and Security Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct after giving effect to such amendment to such Schedules.

3.         In furtherance of its obligations under Section 5.2 of the Guaranty and Security Agreement, each such Person agrees to deliver to the Lender appropriately complete UCC financing statements naming such person or entity as debtor and the Lender as secured party, and describing its Collateral and such other documentation as the Lender (or its successors or assigns) may require to evidence, protect and perfect the Liens created by the Guaranty and Security Agreement, as modified hereby. Each such Person acknowledges the authorizations given to the Lender under the Section 5.10(b) of the Guaranty and Security Agreement and otherwise.

4.         Each such Person’s address for notices under the Guaranty and Security Agreement shall be the address of the Borrower Agent set forth in the Credit Agreement and each such Person hereby appoints the Borrower Agent as its agent to receive notices hereunder.

5.         This Agreement shall be deemed to be part of, and a modification to, the Guaranty and Security Agreement and shall be governed by all the terms and provisions of the Guaranty and Security Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity. Each such Person hereby waives notice of the Lender’s acceptance of this Agreement. Each such Person will deliver an executed original of this Agreement to the Lender.

[add signature block for each new Grantor]

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